SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20547



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 5, 1999


                            THE SERVICEMASTER COMPANY
           (Exact name of registrant as specified in its certificate)

                             Commission File Number:



Delaware                          One ServiceMaster Way               36-3858106
                                  Downers Grove, IL 60515

(State or other jurisdiction      (Address of                   (I.R.S. Employer
of incorporation or organization)  executive office)         Identification No.)




Registrant's telephone number, including area code:            (630)  271-1300

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Item 5.     Other Events

Issuance of News Release Regarding the Pricing of  $250 Million
Senior Unsecured Debt Offering and Closing of the Offering


The ServiceMaster Company ("ServiceMaster") announced the successful pricing of a $250 million senior unsecured debt offering (the "Offering") through a news release dated August 5, 1999. A copy of this news release is attached to and made a part of this Form 8-K.

The Offering was successfully closed on August 10, 1999.

Item 7.       Financial Statements and Exhibits

                  Financial Statements:

                  None


                  Exhibits:

1.   News Release dated August 5, 1999

2. Underwriting Agreement dated August 5, 1999 by and among The ServiceMaster Company and J.P. Morgan Securities Inc., et. al.

3. Fourth Supplemental Indenture dated as of August 10, 1999 by and between The ServiceMaster Company and Harris Trust and Savings Bank

4.   $200,000,000 7-7/8 % Global Note due August 15, 2009

5.   $50,000,000 7-7/8% Global Note due August 15, 2009

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE SERVICEMASTER COMPANY
                                  (Registrant)

                                   By:    /s/ Vernon T. Squires
                                          Sr. Vice President and General Counsel